UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2019

Federal Home Loan Mortgage Corporation

(Exact name of registrant as specified in its charter)

Freddie Mac

Federally chartered corporation	001-34139	52-0904874
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 Jones Branch Drive McLean, Virginia	22102-3110
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 903-2000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 27, 2019, the Federal Housing Finance Agency (FHFA) approved an additional waiver of the term limit set forth in FHFA regulations and continued service on the Board of Directors of Freddie Mac (formally the Federal Home Loan Mortgage Corporation) for Eugene B. Shanks, Jr. until December 31, 2019 so that Mr. Shanks can continue director recruitment efforts with which he has been involved. Mr. Shanks’ term was set to expire on June 30, 2019. Mr. Shanks will serve on the Nominating and Governance Committee and the Audit Committee.

Mr. Shanks, 72, served as a Senior Advisor to Bain and Company from 2008 to 2011. Previously, he served as Founder, President, and Chief Executive Officer of NetRisk, Inc., a risk management software and advisory services company, from 1997 until its sale in 2002. From 1973 to 1978 and from 1980 to 1995, he held a variety of positions with Bankers Trust New York Corporation, including Head of Global Markets and President and Director. From 1978 to 1980, he was Treasurer of Commerce Union Bank in Nashville, Tennessee. Mr. Shanks has served as Trustee Emeritus of Vanderbilt University since 2015, a member of the Advisory Board of the Stanford Institute for Economic Policy Research since 2010, and a founding Director of The Posse Foundation since 1992. He also has been a member of the Board of Directors of Chubb Limited since 2011.

Mr. Shanks will receive compensation as a non-executive director of Freddie Mac as described in Freddie Mac’s Annual Report on Form 10-K filed on February 14, 2019 (2018 Annual Report).

Freddie Mac entered into an indemnification agreement with Mr. Shanks on December 18, 2008. A copy of the form of indemnification agreement is filed as Exhibit 10.1 to Freddie Mac’s Current Report on Form 8-K filed on November 27, 2017 and is incorporated herein by reference. For a description of this indemnification agreement, see Freddie Mac’s 2018 Annual Report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The exhibit listed in the Exhibit Index below is being filed as part of this Report on Form 8-K.

Exhibit Number	Description of Exhibit

10.1

Form of Indemnification Agreement between the Federal Home Loan Mortgage Corporation and Outside Directors (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on November 27, 2017)†

† This exhibit is a management contract or compensatory plan, contract, or arrangement.

Freddie Mac Form 8-K

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL HOME LOAN MORTGAGE CORPORATION

By:	/s/ Donald H. Layton
Donald H. Layton
Chief Executive Officer

Date: June 28, 2019

Freddie Mac Form 8-K